SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         5) Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
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         2) Form, Schedule or Registration Statement No.:
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         4) Date Filed:
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


                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456



Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for April 14, 2006. If you are a shareholder of record of the Fund as of the close of business on February 27, 2006, you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to increase the Fund's advisory fee (the "Proposal").

Allegiant Asset Management Company ("Allegiant"), the investment adviser to the Fund, has proposed that the schedule to the investment advisory agreement between Allegiant and the Trust (the " Advisory Agreement") be revised with respect to the Fund to increase Allegiant's advisory fee from an annual rate of 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion (the "Current Fee") to an annual rate of 0.095% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the Advisory Agreement are unchanged. The Board of Trustees reviewed and approved the fee increase at its February 22, 2006 meeting. Based on information that the Board received from Allegiant, the Board concluded that it was in the best interests of shareholders to approve the fee increase and recommends that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-888-766-8043.

                                   Sincerely,

                                   /S/ JAMES F. VOLK

                                   James F. Volk
                                   President


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
   A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE,
               SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

[BLANK PAGE]

                         IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the complete proxy statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.


                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund (the "Proposal").

Q. WHAT IS HAPPENING?

A. At the Board of Trustees meeting on February 22, 2006, Allegiant Asset Management Company ("Allegiant"), the investment adviser to the United Association S&P 500 Index Fund (the "Fund"), proposed that the schedule to the investment advisory agreement between Allegiant and the Trust be revised with respect to the Fund to increase Allegiant's advisory fee from an annual rate of 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion (the "Current Fee") to an annual rate of 0.095% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the investment advisory agreement are unchanged.

   Based on the information it received at the meeting, the Board of Trustees considered and approved the Proposed Fee, subject to its further approval by the Fund's shareholders. The Board noted that Allegiant had suffered operating losses in connection with its management of the Fund. In approving the Proposed Fee, the Board concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Allegiant to remain committed to the long-term management of the Fund.

Q. WHY IS ALLEGIANT PROPOSING AN INCREASE IN THE FUND'S INVESTMENT ADVISORY FEE?

A. The Current Fee has been in place since the Fund's commencement of operations. In discussing the Proposed Fee with the Board, Allegiant stated that, since the Fund's inception, projected asset levels and the associated economies have not evolved as originally anticipated. Given the business costs necessary to generate competitive investment results, Allegiant is no longer able to provide its services at the current rate.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED FEE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, requires shareholders to approve any increase in the investment advisory fee rate payable by a fund to its investment adviser. Because the Proposed Fee is higher than the Current Fee, it must be approved by shareholders.

Q. WHAT HAPPENS IF THE PROPOSED FEE IS NOT APPROVED?

A. If the shareholders do not approve the Proposal, the Current Fee will remain in effect. Allegiant has informed the Board that in the event that the Proposal is not approved, it may be forced to assess the future viability of its relationship with the Fund in light of past an expected future operating losses associated with its management of the Fund.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the Fund's governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.

Q. HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-888-766-8043.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-888-766-8043 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
   A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE,
               SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 2006

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on April 14, 2006 at 3:00 p.m. Eastern Time.

At the Meeting, shareholders of record ("Shareholders") will be asked to approve an amendment to the investment advisory agreement with Allegiant Asset Management Company ("Allegiant"), the Fund's investment adviser, to increase the investment advisory fee rate payable by the Fund to Allegiant, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record at the close of business on February 27, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                By Order of the Board of Trustees

                                /S/ JAMES F. VOLK

                                James F. Volk
                                President

                                March 15, 2006

                                  [BLANK PAGE]

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders to be held on April 14, 2006 at 3:00 p.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the United Association S&P 500 Index Fund (the "Fund") of record at the close of business on February 27, 2006 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about March 15, 2006.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of February 27, 2006, the Fund had the following units of beneficial interest ("Shares") issued and outstanding:

                                                           SHARES OUTSTANDING
                                                           ------------------
  United Association S&P 500 Index Fund, Class I ........   53,852,517.5130
  United Association S&P 500 Index Fund, Class II .......      984,401.9520

           DISCUSSION OF PROPOSAL TO APPROVE A REVISED SCHEDULE TO THE
                          INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. At the Board of Trustees meeting on February 22, 2006, Allegiant Asset Management Company ("Allegiant"), the investment adviser to the Fund, proposed that the schedule to the investment advisory agreement between Allegiant and the Trust be revised with respect to the Fund to increase Allegiant's advisory fee from an annual rate of 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion (the "Current Fee") to an annual rate of 0.095% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the investment advisory agreement are unchanged. Based on the information it received at the meeting, the Board of Trustees considered and approved the Proposed Fee, subject to its further approval by the Fund's shareholders. AFTER CAREFUL CONSIDERATION, THE TRUSTEES UNANIMOUSLY RECOMMENDED THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board Recommendation of the Proposed Fee" for a discussion of the Board's considerations in making its recommendation.

DESCRIPTION OF THE TERMS OF THE ADVISORY AGREEMENT. Allegiant serves an investment adviser to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated March 1, 2003, between Allegiant (formerly, National City Investment Management Co.) and the Trust. The Advisory Agreement and the fee schedule as proposed to be revised are set forth as Exhibit A to this proxy statement.

Under the terms of the Advisory Agreement, Allegiant serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement was most recently considered and was unanimously approved by the Board of Trustees at its meeting on February 22, 2006.

The Fund is responsible for payment of all its expenses other than those assumed by Allegiant. These Fund expenses are generally, but not always, direct charges relating to the following expenses: purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, fees and disbursements of custodians, accounting and legal services, taxes and governmental fees, registering and qualifying Shares for sale, printing and distributing reports, notices and proxy materials to shareholders, printing and distributing prospectuses to current shareholders, shareholders' meetings, fees and expenses of trustees who are not employees of or consultants to Allegiant or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Other Fund expenses include Fund data processing and related services, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of Shares, printing and filing reports and other documents filed with governmental agencies, and expenses of disbursing dividends and distributions.

The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

COMPARISON OF CURRENT AND PROPOSED FEES.

     o THE CURRENT FEE. Under the Advisory Agreement, Allegiant receives an investment advisory fee from the Fund at an annual rate of 0.01% for the first $2.5 billion and .005% of amounts over $2.5 billion, based on the average daily net assets of the Fund, as computed daily and paid monthly. For the most recent fiscal year ended October 31, 2005, the Fund paid $75,296 in investment advisory fees to Allegiant, of which Allegiant voluntarily waived $19,824.

     o THE PROPOSED FEE. Under the Proposal, Allegiant would receive an investment advisory fee from the Fund at an annual rate of 0.095% of the Fund's average daily net assets, as computed daily and paid monthly. If the Proposed Fee had been in effect for the most recent fiscal year ended October 31, 2005, the Fund would have paid $715,641 in investment advisory fees to Allegiant, of which Allegiant would have waived $301,322 to maintain its new voluntary waiver. The Proposed Fee would have represented a gross (before waivers) increase of 850% and a net (after waivers) increase of 647%. If the Proposal is approved, Allegiant will voluntarily waive its investment advisory fee to the extent necessary to keep its fee from exceeding 0.055% of the Fund's average daily net assets. Allegiant may discontinue all or part of this voluntary waiver at any time, subject to the prior notification to the Fund's Board of Trustees.

In order to illustrate the impact of the Proposed Fee on the Fund's annual operating expenses, we have provided a pro forma Fund fee table and expense example. The fee table and expense example are designed to assist shareholders in evaluating the Proposal. The expense example that follows the fee table below is also intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below compares the Fund's operating expenses (including the investment advisory fee) for the fiscal year ended October 31, 2005 with the Current Fee in place to the Fund's hypothetical operating expenses for the same period if the Proposed Fee had been in place for the entire fiscal year.

ACTUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                       WITH CURRENT FEE IN PLACE         PRO FORMA FEE
                                                           -------------------------         -------------
                                                              CLASS I     CLASS II       CLASS I      CLASS II
                                                              -------     --------       -------      --------
Management Fees .......................................       0.01%        0.01%         0.095%        0.095%
Distribution (12b-1) Fees .............................        None        0.05%          None         0.05%
Other Expenses ........................................       0.06%        0.06%         0.06%         0.06%
Total Annual Fund Operating Expenses ..................       0.07%*       0.12%*        0.16%         0.21%

---------------
* Based on Allegiant's current voluntary waiver. The actual total annual Fund operating expenses for Class I shares for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily waived a portion of its fees. The Actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were 0.07% (Class I) and 0.12% (Class II).

The following hypothetical illustrates the operating expenses you would incur if you invested $10,000 in the Fund for the periods shown and then redeemed all of your Shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that you reinvest all dividends and distributions and that the Fund operating costs remain the same (other than the increase associated with the implementation the Proposed Fee). The example does not reflect the impact of the Adviser's current voluntary fee limitation arrangements. The example is for comparison only and does not represent the Fund's actual or future expenses or return.

                                                 1 YEAR          3 YEARS         5 YEARS        10 YEARS
                                                 ------          -------         -------        --------
CURRENT FEE      CLASS I ...................      $ 7             $23           $ 40             $ 90
                 CLASS II ..................      $12             $39           $ 68             $154
PROPOSED FEE     CLASS I ...................      $16             $52           $ 90             $205
                 CLASS II ..................      $22             $68           $118             $268

INFORMATION ABOUT THE ADVISER. Allegiant is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The name and principal occupation of the principal executive officers of Allegiant are listed below. The address for each of these individuals is c/o Allegiant Asset Management Company, 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

       NAME                            TITLE/PRINCIPAL OCCUPATION
       ------                          ----------------------------
       Kathleen Barr                   Director and Senior Managing Director
       Joseph Penko                    Director, Treasurer and Managing Director
       John Abunassar                  Director and President
       Andrew Harding                  Director and Senior Managing Director
       Gordon Johnson                  Director
       Jaqueline Hummel                Chief Compliance Officer

The principal business address of Allegiant is 200 Public Square, 5th Floor, Cleveland, Ohio 44114. Allegiant is an indirect wholly owned subsidiary of National City Corporation, a bank holding company. The principal business address of National City Corporation is 1900 East Ninth Street, Cleveland, Ohio 44114. As of December 31, 2005, Allegiant had discretionary management authority with respect to approximately $26.2 billion of assets under management. None of the Trustees have purchased or sold any securities of Allegiant. For the most recent fiscal year ended October 31, 2005, the Fund did not pay any brokerage commissions to affiliated brokers.

INFORMATION ABOUT OTHER SERVICE PROVIDERS. SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, PA 19456.

BOARD CONSIDERATIONS REGARDING THE PROPOSED FEE. In January 2006, Allegiant informed the Board that it intended to request that the Board, at its next regularly scheduled meeting in February 2006, consider and approve an increase of its advisory fees payable to Allegiant pursuant to the terms of the Advisory Agreement in conjunction with the annual renewal of the Advisory Agreement. To assist in its consideration of Allegiant's proposal, as well as the annual continuation of the Advisory Agreement, the Board requested, through Fund counsel and its independent legal counsel, and received from Allegiant, various written materials providing detailed information about: (a) the nature of Allegiant's investment management and other services provided to the Fund; (b) Allegiant's investment management personnel involved in the day-to-day investment operations of the Fund; (c) the Fund's historical investment performance resulting from Allegiant's management of the Fund; (d) Allegiant's operations and financial condition, as well as its profitability associated with its management of the Fund; (e) Allegiant's brokerage practices (including any soft dollar arrangements) and investment strategies; (f) the level and structure of the advisory fees that Allegiant proposed to charge the Funds; (g) Allegiant's comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; and (h) Allegiant's reputation, expertise and resources as an investment adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting held on February 22, 2006, discussed the continuation of the Advisory Agreement and Allegiant's proposal to increase its advisory fee. Representatives from Allegiant attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. Allegiant provided general information regarding its historic operating costs associated with the services it provides to the Fund and its failure to derive a profit from its relationship with the Fund for any of the Fund's previous fiscal years. Allegiant also discussed its expected profitability from its relationship with the Fund assuming the Proposed Fee was approved by the Board and Fund shareholders, and the asset level which was necessary to financially support Allegiant's operational infrastructure. Allegiant also commented on the financial strength of its parent company and its commitment to the Fund. Allegiant also discussed various alternatives it would consider in the event that the Proposed Fee was not approved, including its assessment of the future viability of its relationship with the Fund in light of past and expected future operating losses associated with its management of the Fund.

The Trustees then discussed the written materials that the Board received before the meeting and Allegiant's oral presentation and all other information that the Board received or discussed at the meeting. The Board then deliberated on the proposal to increase Allegiant's advisory fee in light of all the information it had received. The Independent Trustees (as defined under the section "Other Information"), assisted by their independent legal counsel, met in executive session to discuss the continuation of the Advisory Agreement and the Proposed Fee. After deliberating in executive session, the Board unanimously determined that it would be in the best interests of the Fund and its shareholders to continue the Advisory Agreement for an additional one-year term and approve Allegiant's proposal to increase the advisory fee payable.

In determining whether to approve the proposal to increase Allegiant's advisory fee and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

     (i) the nature of Allegiant's investment management and other services provided to the Fund, and the Board's conclusion that the scope of services was satisfactory;

     (ii) the reputation, financial strength and resources of Allegiant and its affiliates and the qualifications and experience of the investment advisory personnel at Allegiant, and the Board's conclusion that Allegiant demonstrated an institutional commitment to the success of the Fund, and that its investment advisory resources were adequate;

     (iii) Allegiant's historical investment performance in managing the Fund, and the Board's conclusion that such performance results were satisfactory;

     (iv) information provided by Allegiant and other Fund service providers regarding the Proposed Fee in relation to the reported advisory fees paid by other mutual funds deemed comparable, and the Board's conclusion that the Proposed Fee was the product of arms-length bargaining and was reasonable in light of the services provided;

     (v) Allegiant's historical lack of operating profit derived from its management of the Fund at the Current Fee level and Allegiant's representations that the costs associated with such management had increased over time in a manner disproportionate to any increases in Fund assets, and the Board's conclusion that it had received sufficient information to demonstrate that the Proposed Fee was not expected to result in profits to Allegiant that would be excessive;

     (vi) Allegiant's express intention to maintain advisory fee waivers for the Fund that would have the effect of reducing the impact of the Proposed Fee on Fund expenses, and the Board's conclusion that such voluntary waivers would be beneficial to shareholders;

     (vii) the current and historic asset levels of the Fund, and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by Allegiant, and, thus, did not deem it necessary to make a determination as to whether the Proposed Fee made accommodations for such economies of scale; and

     (viii) Allegiant's intention to bear all costs and expenses associated with obtaining shareholder approval of the Proposal, and the Board's conclusion that it was appropriate for Allegiant to bear such costs under the circumstances as opposed to such costs being borne by shareholders.

In drawing its conclusions with regard to the above factors and determining to approve the Proposed Fee, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

BOARD RECOMMENDATION. In approving the Proposed Fee, the Board concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Allegiant to remain committed to the long-term management of the Fund at a competitive fee level. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board of Trustees, including all of the Independent Trustees, concluded that the Proposed Fee would be in the best interests of the Fund and its shareholders.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
         THE PROPOSED REVISED SCHEDULE TO THE FUND'S ADVISORY AGREEMENT.


                                OTHER INFORMATION

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment advisers, although none of the Trustees are affiliated with the Fund's investment adviser. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Massachusetts business trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposal. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many Shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should Shareholders require additional information regarding any of the proposals contained in the proxy statement, or replacement proxy cards, they may contact the Fund at 1-888-766-8043.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding Shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Adviser will bear the costs of the Shareholders' Meeting and proxy materials.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such Shares are to be voted at the Meeting. A majority of the Trust's (or Fund's, as applicable) Shares entitled to vote on the Proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Proposal, against such an adjournment. Similarly, abstentions or broker non-votes will be counted as votes AGAINST the Proposal and against such an adjournment.

VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Meeting, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund to approve the Proposal. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

BENEFICIAL OWNERSHIP INFORMATION. As of February 27, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the Shares of the Fund.

                                                                                                         PERCENTAGE
                                             NAME AND ADDRESS                                              OF FUND
FUND AND CLASS                               OF BENEFICIAL OWNER                  NUMBER OF SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------------
UNITED ASSOCIATION                         Sheldon & Co.                          14,015,498.3010          26.03%
S&P 500 INDEX FUND, CLASS I                Attn Mutual Funds
                                           PO Box 98984
                                           Cleveland, OH 44101

                                           Southern California Pipe Trades        7,033,521.8610           13.06%
                                           Retirement Fund
                                           501 Shatto Pl Fl 5
                                           Los Angeles, 90020-1738

                                           Spirit Trust                           3,321,112.9980            6.17%
                                           Pipeline Industry Benefit Fund
                                           c/o Trust Company of Oklahoma
                                           PO Box 3627
                                           Tulsa, OK 74101-3627
------------------------------------------------------------------------------------------------------------------------------------
UNITED ASSOCIATION S&P 500                 Plumbers Local Union No. 68            112,111.3510             11.39%
INDEX FUND, CLASS II                       PO Box 8746
                                           Houston, TX 77249-8746

                                           New York Life Trust Company            73,857.9060               7.50%
                                           169 Lackawanna Ave.
                                           Parsippany, NJ 07054-1007

                                           Susan C. Meiselas                      56,797.2710               5.77%
                                           256 Mott St
                                           New York, NY 10012

                                           Reliance Trust Cust                    147,657.9980             15.00%
                                           FBO Plumbers & Pipefitters
                                           Unitized Plan
                                           PO Box 48529
                                           Atlanta, GA 30362-1529

                                           M & I Trust Co FBO                     115,118.7730             11.69%
                                           Plumbers & Steamfitters
                                           Local Union #60 401K Plan
                                           Attn Mutual Funds TR14
                                           1000 North Waters St.
                                           Milwaukee, WI 53202-6648

                                           Reliance Trust Cust                    74,416.2290               7.56%
                                           FBO Plumbers & Pipefitters Local
                                           PO Box 48529
                                           Atlanta, GA 30362-1529
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-888-766-8043 or forward a written request to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to The Advisers' Inner Circle Fund, c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. For a free copy of the Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 1-888-766-8043 or write to the Fund at United Association Funds, PO Box 8635, Boston, MA 02266-8635.

      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
   A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
    ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE
               SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

[BLANK PAGE]

                                                                       EXHIBIT A

                         THE ADVISORS' INNER CIRCLE FUND

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 1st day of March, 2003, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and National City Investment Management Co., a Michigan corporation (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. DUTIES OF THE ADVISER. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for each Portfolio set forth in its respective prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     4. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     5. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     7. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 7, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     8. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

     9. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

     10. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

     11. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any change in the ownership of the Adviser within a reasonable time after such change.

     12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 1900 East Ninth Street, Cleveland, OH 44114.

     13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     15. BINDING NATURE OF AGREEMENT. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE ADVISORS' INNER CIRCLE FUND,                              NATIONAL CITY INVESTMENT
on behalf of the Portfolios listed on Schedule A              MANAGEMENT CO.
to this Agreement

By: ____________________________________________              By: ____________________________________________

Title: _________________________________________              Title: _________________________________________

                         SCHEDULE A DATED APRIL 14, 2006
                                     TO THE
                INVESTMENT ADVISORY AGREEMENT DATED MARCH 1, 2003
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                       ALLEGIANT ASSET MANAGEMENT COMPANY
               (FORMERLY NATIONAL CITY INVESTMENT MANAGEMENT CO.)


Pursuant to Section 3 of the Agreement, the Trust shall pay the Adviser compensation at an annual rate based on average net assets as follows:

PORTFOLIO                                      FEE
---------                                      ---

United Association S&P 500 Index Fund          0.095% of the average net assets

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   a series of

                         THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                             FRIDAY, APRIL 14, 2006

                             YOUR VOTE IS IMPORTANT!

                         VOTE TODAY BY TOUCH-TONE PHONE
                                 OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                           LOG ON TO WWW.PROXYWEB.COM

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints James Ndiaye and Laurie Brooks as proxies and each of them, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the United Association S&P 500 Index Fund (the "Fund"), a series of the The Advisors' Inner Circle Fund (the "Trust") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m., Eastern Time, on April 14, 2006, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:

PROPOSAL:            To approve an amended fee schedule to the investment
                     advisory agreement between the Trust, on behalf of the Fund, and Allegiant Asset Management Company (a form of which is attached to the proxy statement as Exhibit A), to increase the Fund's investment advisory fee from an annual rate of 0.01% for the first $2.5 billion and .005% of amounts over $2.5 billion, to an annual rate of 0.095%, based on average daily net assets of the Fund.

                     ____For              ____Against               ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2006
      -----------------
                                                  ------------------------------
                                                  Signature of Shareholder

                                                  ------------------------------
                                                  Signature (Joint owners)

                                                  ------------------------------
                                                  Printed Name of Shareholder(s)


IF NOT VOTING BY PHONE OR INTERNET, PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.